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                                                                   Exhibit 10.44


                             LINCARE HOLDINGS INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT



                                                                    [Grant Date]


Employee/Optionee:                                 [Grantee Name]

Number of shares of
Common Stock subject
to this Agreement:                                 [Number of Options Granted]

         Pursuant to the Lincare Holdings Inc. [Plan Year] Stock Plan (the "Plan"), the [Plan Year] Stock Plan Committee (the "Committee") of the Board of Directors of Lincare Holdings Inc. (the "Company") has granted to you on this date an option (the "Option") to purchase the number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), set forth above. Such shares (as the same may be adjusted as described in Section 11 below) are herein referred to as the "Option Shares". The Option shall constitute and be treated at all times by you and the Company as a "non-qualified stock option" for Federal income tax purposes and shall not constitute and shall not be treated as an "incentive stock option" as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The terms and conditions of the Option are set forth below.

         1.      Date of Grant.  The Option is granted to you on [Grant
Date].

         2. Termination of Option. Your right to exercise the Option (and to purchase the Option Shares) shall expire and terminate in all events on the earlier of (a) [Expiration Date], or (b) the date provided in Section 9 below in the event you cease to be employed by the Company or any subsidiary or parent thereof (other than as a result of your death or disability as described in Section 9(c) hereof, in which case you shall be deemed for purposes hereof to continue to be employed on a full-time basis).

         3. Option Price. The purchase price to be paid upon the exercise of the Option is $[Exercise Price] per share, the price at which the Company's shares of Common Stock were traded on the NASDAQ National Market System at the close of business on the date hereof (subject to adjustment as provided in Section 11 hereof).



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         4.      Vesting Provisions.  Except as otherwise provided in
Section 5 below, you will not be entitled to exercise the Option (and purchase any Option Shares) prior to [First Vesting Date]. Commencing on [First Vesting Date], you shall become entitled to exercise the Option (rounded to the nearest whole share) in accordance with the following schedule, until the Option expires and terminates pursuant to Section 2 hereof:

                 (a) Commencing on [First Vesting Date], you shall be entitled to exercise [Percentage Vested] of the Option Shares; and

                 (b) Commencing on [Second Vesting Date], you shall be entitled to exercise [Percentage Vested] of the Option Shares.

[Additional Vesting Schedule if Applicable]

         5.       Change of Control.

                 (a) All Options granted hereunder shall vest and shall become immediately exercisable upon a "Change of Control" of the Company. As used herein, the term "Change of Control" shall mean any of the following:

                          (i)     a sale or other disposition (or the last such
sale or other disposition) resulting in the transfer of more than 50% of the Common Stock of the Company to unrelated and unaffiliated third parties; or

                          (ii)    the consolidation or merger of the Company
with or into any other entity (other than a merger in which the Company is the surviving corporation and which does not result in more than 50% of the capital stock of the Company outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of its capital stock immediately prior to such merger); or

                          (iii) a sale of substantially all of the properties
and assets of the Company as an entirety to an unrelated and unaffiliated third party purchaser; or

                          (iv)    the time at which any person (including a
person's affiliates and associates) or group (as that term is understood under
Section 13(d) of the Exchange Act and the rules and regulations thereunder), files a Schedule 13-D or 14D-1 (or any successor schedule, form or report under the Exchange Act) disclosing that such person or group has become the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of shares of capital stock of the Company giving such person or group a



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majority of the voting power of all outstanding capital stock of the Company with the right to vote generally in an election for directors or other capital stock of the Company into which the common stock or other voting stock is reclassified or changed.

                 (b) If one of the events specified in Section 5(a)(ii)-(iv) occurs, then on the busin ess day immediately preceding the occurrence of such event, you shall become entitled to exercise the Option with respect to all Option Shares that you had theretofore not otherwise become entitled to purchase hereunder (with the effect that you shall be deemed eligible to include such Option Shares in any transaction contemplated by Section 5(a) hereof to the extent that you (i) purchase such Option Shares and (ii) are otherwise entitled to participate in such transaction.

                 (c) Notwithstanding anything contained herein to the contrary, no new rights to exercise the Option with respect to any Option Shares shall be acquired under this Section 5 after the date on which you cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof (unless you have ceased to be employed on a full-time basis by reason of death or disability, as described in Section 9(c) below, in which case you shall be deemed for purposes hereof to continue to be employed on a full-time basis).

        6.     Additional Provisions Relating to Exercise.

                 (a) Once you become entitled to exercise the Option (and purchase Option Shares) as provided in Sections 4 and 5 hereof, such right will continue until the date on which the Option expires and terminates pursuant to
Section 2 hereof.

                 (b) The Committee, in its sole discretion, may at any time accelerate the time set forth in Sections 4 or 5 at which the Option may be exercised by you with respect to any Option Shares.

        7. Exercise of Option. To exercise the Option, you must deliver a completed copy of the Stock Option Exercise Form attached hereto to the principal office of the Company, specifying the number of Option Shares being purchased as a result of such exercise. The purchase price for the Option Shares for which an Option is exercised shall be paid in full, in cash, on the date of exercise, or, at the Company's sole discretion, within ten (10) business days thereafter.

        8.     [Restriction on Transferability if Applicable]




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        9.  Termination of Employment.

        (a) In the event that (i) the Company or any subsidiary or parent thereof terminates your employment by such entity "for cause" or (ii) you terminate your employment by such entity for any reason whatsoever (other than as a result of your death or disability as defined in the Contract), then the Option may only be exercised within one (1) month after such termination, and only to the same extent that you were entitled to exercise the Option on the date your employment was so terminated and had not previously done so. For the purposes of Sections 9(a) and 9(b) hereof, the term "for cause" shall have the meaning set forth in that certain Employment Agreement, dated as of [Agreement Date] (herein referred to as the "Contract"), between you and Lincare Holdings Inc.

        (b) In the event that you cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof as a result of the termination of your employment by the Company or any subsidiary or parent thereof at any time other than "for cause", the Option may only be exercised within one year after the date you cease to be so employed, and only to the same extent that you were entitled to exercise the Option on the date you ceased to be so employed by reason of such termination and had not previously done so.

        (c) In the event that you (i) die while employed by the Company or any subsidiary or parent thereof (or within a period of one month after ceasing to be employed by the Company or any subsidiary or parent thereof for any reason described in Section 9(b) above) or (ii) cease to be employed on a full-time basis by the Company or any subsidiary or parent thereof by reason of a disability as defined in the Contract, the Option may be exercised as if you continued to be employed on a full-time basis by the Company or any subsidiary or parent thereof in accordance with the terms of this Agreement without giving effect to any applicability of Section 9(b) hereof. In the event of clause (i) of this subsection, the Option may be exercised by the executor or administrator of your estate or by any person who shall have acquired the Option through bequest or inheritance.

        (d) Notwithstanding any provision contained in this Section 9 to the contrary, in no event may the Option be exercised to any extent by anyone after [Expiration Date].



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        10.  Representations.  You represent and warrant that you understand the Federal, state and local income tax consequences of the granting of the Option to you, the acquisition of rights to exercise the Option with respect to any Option Shares, the exercise of the Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares. In addition, you understand that the Company will be required to withhold Federal, state or local taxes in respect of any compensation income realized by you upon exercise of the Option granted hereunder. To the extent that the Company is required to withhold any such taxes, you hereby agree that the Company may deduct from any payments of any kind otherwise due to you an amount equal to the total Federal, state and local taxes required to be so withheld, or if such payments are inadequate to satisfy such Federal, state and local taxes, or if no such payments are due or to become due to you, then you agree to provide the Company with cash funds or make other arrangements satisfactory to the Company regarding such payment. It is understood that all matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Company in its sole discretion; provided, however, that the Company shall consult with you regarding such determination and shall promptly advise you of any such determination made by the Company hereunder with the intention that such advice shall be given in time to permit you to express your views regarding such determination.

        11. Adjustments; Reorganization, Reclassification, Consolidation, Merger or Sale.

        (a) In the event that, after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company through stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Committee shall appropriately adjust the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of the Option (to the nearest possible full share), and such adjustment shall be effective and binding for all purposes of this Agreement and the Plan.

        (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to




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Section 11(c) below, each holder of an Option shall thereafter have the right to receive upon the basis and upon the terms and conditions specified therein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

        (c) Notwithstanding the foregoing, in the event of any offer to holders of the Company's Common Stock generally relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or any transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Committee may, in its sole discretion, cancel the Option and pay or deliver to you, or cause to be paid or delivered to you, an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (i) the number of Option Shares that, as of the date of the consummation of such Acquisition, you had become entitled to purchase (and had not purchased), multiplied by (ii) the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (y) the option price set forth in Section 3 hereof.

        12. Certain Notices. In case at any time there shall be: (i) a Change of Control as described in Section 5(a)(ii)-(iv) above; or (ii) any capital reorganization or reclassification or any consolidation or merger or sale of all or substantially all of the assets of the Company as described in Sections 11(b) or 11(c) above, then the Company shall give, by first class mail, postage prepaid, addressed to you at your address as shown on the books of the Company, at least 20 days' prior written notice of the date when such transaction or event shall take place, which notice shall contain a reasonably detailed summary of the terms of such transaction or event. The Company shall promptly provide upon request (to the extent permitted under any applicable agreements with third parties) additional relevant information relating to such transaction or event reasonably requested by you.




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        13.  Continuation of Employment.  Neither the Plan nor the Option shall confer upon you any right to continue in the employ of the Company or any subsidiary or parent thereof, or limit in any respect the right of the Company or any subsidiary or parent thereof to terminate your employment or other relationship with the Company or any subsidiary or parent thereof, as the case may be, at any time.

        14. Plan Documents. This Agreement is qualified in its entirety by reference to the provisions of the Plan, which are hereby incorporated herein by reference.

        15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.


Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.


                                        LINCARE HOLDINGS, INC.



                                        By:_________________________




AGREED TO AND ACCEPTED AS OF
THE DATE FIRST WRITTEN ABOVE:



__________________________________
       Employee/Optionee





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                                   EXHIBIT A

                             LINCARE HOLDINGS INC.
                           STOCK OPTION EXERCISE FORM

I hereby elect to exercise my non-qualified stock option rights as follows:




       GRANT DATE                   NUMBER OF SHARES                       PRICE                   TOTAL PRICE
       ----------                   ----------------                       -----                   -----------

     _______________             ________________________               ______________          ___________________

     _______________             ________________________               ______________          ___________________




Please register and deliver my shares as follows:

                                      __________________________________________
                                      __________________________________________
                                      __________________________________________
                                      __________________________________________


NAME:___________________________________________________________________________

ADDRESS:________________________________________________________________________

________________________________________________________________________________

SOCIAL SECURITY NUMBER:_________________________________________________________

PHONE NUMBER:    HOME(____)______________________  WORK(____)___________________


  __________       I am currently an Executive Officer or Director of Lincare
                   Holdings Inc.

GENERAL

A.       __________________________________, is authorized to pay the stock option exercise price and withhold taxes (if applicable) to Lincare Holdings Inc. and to provide duplicate confirmations to Lincare Holdings Inc.

B. Upon the sale of my stock option shares through _____________________, my authorization and direction to deliver those shares to my account at ___________________________________________, shall be irrevocable.



___________________________________________                 ___________________
SIGNATURE OF OPTIONEE                                       DATE






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